UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2019

Grand Canyon Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34211	20-3356009
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

2600 W. Camelback Road
Phoenix, Arizona	85017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 247-4400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LOPE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Information.

As Grand Canyon Education, Inc. has previously disclosed, on January 18, 2018, in connection with the Company’s proposed sale of Grand Canyon University (“GCU” or the “University”) to an independent 501(c)(3) nonprofit entity, GCU voluntarily filed a request for pre-acquisition review of the transaction with the U.S. Department of Education (the “Department”) seeking the Department’s review of the proposed transaction and guidance as to any regulatory limitations, such as a letter of credit or growth restrictions, that the Department might choose to impose on GCU following the closing of the transaction. While GCU had ongoing engagement with the Department about the transaction throughout the ensuing months, the Department failed to respond timely to the request.  However, based on this engagement and a number of other factors, including the historical financial strength and performance of GCU, the importance to GCU of completing the transaction and reverting to its historical nonprofit status, and advice from the respective counsel to the Company and GCU about the risks involved in closing the transaction prior to receiving the Department’s feedback, the Board of Directors of the Company and the board of trustees of GCU concluded, after more than five months of waiting for the Department to respond, that the benefits of consummating the transaction at that time were numerous and any regulatory limitations imposed by the Department could be managed (particularly since GCU’s regional accreditor and state regulator had already approved the transaction).  Accordingly, the parties closed the transaction on July 1, 2018. Since that time, the Company has since operated as a services provider to GCU and, following its acquisition of Orbis Education in January 2019, to 20 other university partners, while GCU has operated as an independent, private university, accorded nonprofit 501(c)(3) status by the Internal Revenue Service (the “IRS”) and treated as a nonprofit entity by the State of Arizona, among others.

On November 6, 2019, more than 16 months after the transaction closed, GCU informed the Company that it had received correspondence from the Department confirming that the Department has approved the transaction and granted to the University a provisional Program Participation Agreement, permitting the University to participate in Title IV, HEA programs for the period through September 30, 2022.  This PPA, which is automatically granted on a provisional basis due to the fact that the transaction constituted a change of control of the University, has been granted without any requirement to post a letter of credit or any growth restrictions.  Accordingly, GCU is authorized to participate in Title IV, HEA programs for the stated period.

As noted above, the IRS granted the University status as a 501(c)(3) tax exempt organization and other governmental entities, including the State of Arizona, also treat it as a nonprofit entity. In addition to receiving the provisional PPA, however, GCU also informed the Company that the Department has taken the position that Grand Canyon University does not satisfy the Department’s definition of a nonprofit entity and, as a result, that the Department will continue to treat the University as a for-profit institution for purposes of its continued participation in Title IV, HEA programs.  The Department’s determination appears to be based principally on the Department’s analysis of Internal Revenue Code provisions, decisions of the United States Tax Court, and IRS private letter rulings. Insofar as the IRS has already concluded in GCU’s favor on the exact same issues purportedly analyzed by the Department and granted GCU status as a 501(c)(3) tax-exempt organization, the Department would appear to be substituting its judgment regarding the application of the Internal Revenue Code for that of the United States federal agency responsible for administering the Internal Revenue Code.

Based on, among other things, GCU’s status as a 501(c)(3) tax exempt organization and its treatment as a nonprofit entity by the State of Arizona, the Company believes that GCU meets all the requirements to be treated as a nonprofit entity for Title IV, HEA program purposes and we would expect that the University will initiate appropriate measures to challenge this decision.

As disclosed multiple times previously, the Company and GCU did not undertake the transaction for the purposes of avoiding the various regulations, such as the 90/10 rule or gainful employment rules, that apply solely or predominantly to for-profit entities.  In fact, during the 16 months since the closing of the transaction, the Department has treated the University as a for-profit institution for Title IV, HEA program purposes. Therefore, given the health of GCU’s finances and operations, the Company expects that the Department’s decision to continue to treat the University as a for-profit institution, if it withstands challenge, will have no material impact on the University’s operations or its compliance with the applicable regulatory requirements, or on the Company’s financial condition or results of operations.

Cautionary Statement Regarding Forward-Looking Statements

 This Current Report on Form 8-K contains “forward-looking statements,” including statements relating to the proposed transaction discussed above.  Words such as “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” and similar expressions, as well as statements in future tense, identify forward-looking statements. Forward-looking statements are based on information available at the time those statements are made or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual events to differ materially from those expressed in or suggested by the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

EXHIBIT INDEX

Exhibit No.	Description
104	Cover Page Interactive Date File (imbedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRAND CANYON EDUCATION, INC.

Date: November 6, 2019	By:	/s/ Daniel E. Bachus
Daniel E. Bachus
Chief Financial Officer
(Principal Financial Officer)